UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

IMAGE SENSING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 603-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of Current Report on Form 8-K filed by Image Sensing Systems, Inc. on December 7, 2007, to include the financial statements and pro forma financial information described in Item 9.01 below.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired. The audited financial statements of EIS Electronic Integrated Systems Inc. (“EIS”) as of September 30, 2007 and 2006 and the years then ended is filed as Exhibit 99.1 to this amendment.

(b)   Pro Forma Financial Information. The pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 is filed as Exhibit 99.2 to this amendment.

(c)   Exhibits. The following documents are hereby filed as exhibits to this Current Report on Form 8-K:

Exhibit No.

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Audited financial statements of EIS as of September 30, 2007 and 2006 and the years then ended.

99.2	Pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2008	Image Sensing Systems, Inc.
	By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Audited financial statements of EIS as of September 30, 2007 and 2006 and the years then ended.

99.2	Pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.